SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report February 11, 2004

Commission file number 1-13740

BORDERS GROUP, INC.

(Exact name of registrant as specified in its charter)

Michigan	38-3294588
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Indentification No.)

100 Phoenix Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices with zip code)

(734) 477-1100
(Registrant's telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Information and Exhibits.

(c)	Exhibits:
	99.4	Press Release issued by Borders Group, Inc. on February 10, 2004.

ITEM 9. Regulation FD Disclosure.

The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On February 10, 2004, Borders Group, Inc. issued a press release regarding its sales results for the fourth quarter of fiscal 2003 ended January 25, 2004. A copy of the press release is attached hereto as Exhibit 99.4.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Borders Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BORDERS GROUP, INC.
(Registrant)

Date: February 11, 2004	By: /s/ Edward W. Wilhelm
Edward W. Wilhelm
Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

DESCRIPTION OF EXHIBITS

(c)	Exhibits:
	99.4	Press Release issued by Borders Group, Inc. on February 10, 2004.